UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

(e) As discussed below in Item 5.07, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved amending the Company’s 2011 Equity Incentive Plan, as amended (the “2011 Plan”), to, among other things, increase the number of shares of the Company’s common stock available for issuance under the 2011 Plan from 15,500,000 to 17,000,000. A summary of the material terms of the 2011 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 21, 2017 (the “Proxy Statement”). That summary is qualified in its entirety by reference to the text of the 2011 Plan, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2017, the Company held its Annual Meeting. As of the close of business on March 31, 2017, the record date for the Annual Meeting, there were 87,519,910 shares of common stock entitled to vote, of which there were 77,804,073 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on five matters: (i) the election of three Class III Directors for a term of three years expiring at the 2020 Annual Meeting of Stockholders, (ii) an advisory vote on the compensation paid to the Company’s named executive officers, (iii) an advisory vote on the frequency of advisory voting on the compensation paid to the Company’s named executive officers, (iv) the approval of the 2011 Plan to increase the number of shares of the Company’s common stock available for issuance thereunder from 15,500,000 to 17,000,000, and (v) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The voting results were as follows:

•	Election of three Class III Directors for a term of three years expiring at the 2020 Annual Meeting of Stockholders.

Kevin C. Gorman Ph.D.	For	70,957,198	Withheld	710,676
Gary A. Lyons	For	60,787,375	Withheld	10,880,499
Alfred W. Sandrock, Jr., M.D., Ph.D.	For	65,161,717	Withheld	6,506,157

The three nominees for Class III Director were elected. The Class I Directors, Joseph A. Mollica, Ph.D., George J. Morrow and William H. Rastetter, Ph.D., continue in office until the 2018 Annual Meeting of Stockholders, or until their earlier death, resignation or removal. The Class II Directors, Corinne H. Nevinny, Richard F. Pops and Stephen A. Sherwin, M.D. continue in office until the 2019 Annual Meeting of Stockholders or until their earlier death, resignation or removal.

•	An advisory vote on the compensation paid to the Company’s named executive officers.

Shares Voted:	For	71,299,682	Against	336,568	Abstain	31,624
Percent of Voted:	For	99.48%	Against	0.46%	Abstain	0.04%

There were 6,136,199 broker non-votes for this proposal.

The compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis.

•	An advisory vote on the frequency of advisory voting on the compensation paid to the Company’s named executive officers.

Shares Voted:	One Year	67,315,500	Two Years	210,493	Three Years	4,130,469	Abstain	11,412
Percent of Voted:	One Year	93.92%	Two Years	0.29%	Three Years	5.76%	5.76%	0.01%

There were no broker non-votes for this proposal.

An annual vote on the advisory voting of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis.

•	Approval of the 2011 Plan, as amended.

Shares Voted:	For	58,592,348	Against	13,042,157	Abstain	33,369
Percent of Voted:	For	81.75%	Against	18.19%	Abstain	0.04%

There were 6,136,199 broker non-votes for this proposal.

The 2011 Plan, as amended, was approved.

•	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Shares Voted:	For	76,510,128	Against	1,271,426	Abstain	22,519
Percent of Voted:	For	98.33%	Against	1.63%	Abstain	0.02%

The appointment of Ernst & Young LLP was ratified.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Neurocrine Biosciences, Inc. 2011 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2017	NEUROCRINE BIOSCIENCES, INC.

/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer